Exhibit 10.3
CONSOLIDATED, AMENDED AND RESTATED SENIOR LOAN PROMISSORY NOTE

$205,000,000.00	New York, New York March 6, 2017
FOR VALUE RECEIVED, 110 WILLIAM PROPERTY INVESTORS III, LLC, a Delaware limited liability company, as maker, having its principal place of business at 430 Park Avenue, 12th Floor, New York, NY 10022 (together with its permitted successors and assigns, collectively, “Borrower”), hereby unconditionally promises to pay MORGAN STANLEY BANK, N.A., a national banking association having an office at 1585 Broadway, New York, New York 10036 (together with such other lenders as may be party to the Loan Agreement (defined below) from time to time, “Lender” or “Lenders”), or at such other place as the holder hereof may from time to time designate in writing, the original principal amount of TWO HUNDRED FIVE MILLION AND NO/100 DOLLARS ($205,000,000.00), or so much thereof as is advanced pursuant to that certain Senior Loan Agreement, dated the date hereof, among Borrower, Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company (“MSMCH”), having an office at 1585 Broadway, New York, New York 10036, as administrative agent (including any of its successors and assigns, “Agent”) and Lender (as the same may be amended, modified, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), in lawful money of the United States of America, with interest thereon to be computed from the date of this Consolidated, Amended and Restated Senior Loan Promissory Note (as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time, this “Note”) at the Interest Rate (as defined in the Loan Agreement), and to be paid in accordance with the terms of this Note and the Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.
ARTICLE 1: CONSOLIDATION, AMENDMENT AND RESTATEMENT OF ORIGINAL NOTES
This Note is intended to consolidate, amend and restate in their entirety those certain promissory notes (collectively, the “Original Notes”) secured by those certain mortgages as more particularly described in Exhibit A attached hereto and made a part hereof. The Original Notes are now held and owned by Lender. The total outstanding principal indebtedness on the date hereof evidenced by the Original Notes and this Note is TWO HUNDRED FIVE MILLION AND NO/100 DOLLARS ($205,000,000.00) together with interest thereon. This Note is not intended to create any new indebtedness, nor is it intended to constitute a novation as to Borrower’s obligations under the Original Notes. Borrower assumes all of the obligations, agreements and liabilities of the Original Notes, without any offsets, defenses or counterclaims (in contract, tort or otherwise). The Original Notes are hereby combined, consolidated, amended, restated and modified in their entirety by the terms set forth in this Note and the debt evidenced thereby continues in full force and effect pursuant to this Note. The conditions contained in this Note shall supersede and control the terms, covenants, agreements, rights, obligations and conditions of the Original Notes (it being agreed that the modification of the Original Notes shall not impair the debt evidenced by each of the Original Notes).
ARTICLE 2: PAYMENT TERMS
Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note and all other amounts due under the Loan Agreement and other Loan Documents from time to time outstanding without relief from valuation and appraisement laws at the rates and at the times specified in the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon and all other amounts due under the Loan Agreement and other Loan Documents shall be due and payable, in all events, on the Maturity Date in accordance with the Loan Agreement.
ARTICLE 3: DEFAULT AND ACCELERATION
The Debt shall without notice become immediately due and payable at the option of Lender, (a) if any payment required in this Note is not paid in accordance with the terms of the Loan Agreement, or (b) on the happening and during the continuance of any Event of Default.
ARTICLE 4: LOAN DOCUMENTS
This Note is secured by the Consolidated, Amended and Restated Senior Loan Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Mortgage”) and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.
ARTICLE 5: SAVINGS CLAUSE
Notwithstanding anything to the contrary contained herein or in any other Loan Documents, (a) all agreements and communications among Borrower, Agent and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal (without payment of any prepayment penalty or premium) of any and all then outstanding indebtedness of Borrower to Lender.
ARTICLE 6: NO ORAL CHANGE
This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Agent or any Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
ARTICLE 7: WAIVERS
Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby jointly and severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment, of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Agent, Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents, in each case except to the extent that such agreement made between Agent, Lender and Borrower, or any other person or party who has become liable under the Loan Documents, as applicable, expressly states otherwise. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Agent or Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. Nothing in the foregoing two sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, as applicable, which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.
ARTICLE 8: TRANSFER
Upon the transfer of this Note by Lender in accordance with the terms of the Loan Agreement, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under Legal Requirements given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Agent and Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.
ARTICLE 9: EXCULPATION
The provisions of Section 3.1 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.
ARTICLE 10: GOVERNING LAW
THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES IRREVOCABLY AND UNCONDITIONALLY AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND LENDER BY ACCEPTANCE OF THIS NOTE HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS

OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT AGENT’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT LOCATED IN NEW YORK, INCLUDING WITHOUT LIMITATION, ANY STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF NEW YORK AND BORROWER AND LENDER BY ACCEPTANCE OF THIS NOTE WAIVE ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER AND LENDER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:
SAVANNA
430 PARK AVENUE, 12TH FLOOR
NEW YORK, NY 10022
ATTENTION: GENERAL COUNSEL
AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING INCLUDING WITHOUT LIMITATION THOSE IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO AGENT OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY JURISDICTION.
ARTICLE 11: NOTICES
All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.
ARTICLE 12: LIMITATION ON LIABILITY
Notwithstanding anything in this Note to the contrary, Agent and Lender shall have no recourse against, nor shall there be any personal liability to, the members of Borrower (other than Guarantor under the Guaranty, Environmental Indemnity and any other Loan Document to which Guarantor is a party), or to the shareholders, members, partners, beneficial interest holders or any other entity or person in the ownership (direct or indirect) of Borrower or Guarantor with respect to the obligations of Borrower under this Note. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any of Borrower’s liability or obligations under the Loan Documents, Guarantor’s liability and obligations under the Guaranty, Environmental Indemnity and any other Loan Document to which Guarantor is a party, or Agent’s or Lender’s rights to exercise any rights or remedies against any collateral securing the Loan.
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IN WITNESS WHEREOF, Borrower has duly executed this Consolidated, Amended and Restated Acquisition Loan Promissory Note as of the day and year first above written.

BORROWER:

110 WILLIAM PROPERTY INVESTORS III, LLC,
a Delaware limited liability company

By: /s/ Christopher Schlank
Name: Christopher Schlank
Title: Authorized Signatory

[THE REMAINDER OF THE PAGE IS INTENTIONALLY BLANK]

CONSOLIDATED, AMENDED AND
RESTATED SENIOR LOAN NOTE

LENDER:

MORGAN STANLEY BANK, N.A., a national banking association

By: /s/ Cynthia Eckes
Name: Cynthia Eckes
Title: Authorized Signatory

CONSOLIDATED, AMENDED AND
RESTATED ACQUISITION LOAN NOTE

EXHIBIT A
Existing Mortgages

Mortgage #1:

Mortgagor:	HSD/Horton Associates

Mortgagee:	The Equitable Life Assurance Society of the United States

Amount:	$57,200,000.00

Dated:	12/9/1998

Recorded:	12/18/1998

Recording ID:	Reel 2777 page 2412

Assignment of Mortgage #1a:

Assignor:	The Equitable Life Assurance Society of the United States

Assignee:	Secore Financial Corporation

Dated:	5/14/2001

Recorded:	8/24/2001

Recording ID:	Reel 3347 page 680

Assigns Mortgage #1.

Amended and Restated Mortgage #2:

Mortgagor:	TrizecHahn Regional Pooling LLC

Mortgagee:	Secore Financial Corporation

Amount:	$49,050,000.00

Dated:	5/17/2001

Recorded:	8/24/2001

Recording ID:	Reel 3347 page 688

This mortgage by its terms is consolidated with Mortgage #1 to form a single lien of $106,250,000.00.

Assignment of Mortgage #2a:

Assignor:	Secore Financial Corporation

Assignee:	LaSalle Bank National Association, as Trustee for the Holders of TrizecHahn Office Properties Trust Commercial Mortgage Pass-Through Certificates, Series 2001-TZH

Dated:	5/17/2001

Recorded:	3/22/2005

Recording ID:	CRFN 2005000165202

Assigns Mortgages #1 and #2, as consolidated.

Assignment of Mortgage #2b:

Assignor:	LaSalle Bank National Association, as Trustee for the Holders of TrizecHahn Office Properties Trust Commercial Mortgage Pass-Through Certificates, Series 2001-TZH

Assignee:	Riverside Lending Company, LLC

Dated:	7/8/2004

Recorded:	3/22/2005

Recording ID:	CRFN 2005000165203

Assigns Mortgages #1 and #2, as consolidated.

Mortgage Loan Assumption Agreement #2c:

Mortgagor:	Trizec Realty, Inc,

Mortgagee:	Riverside Lending Company, LLC

Dated:	7/8/2004

Recorded:	3/22/2005

Recording ID:	CRFN 2005000165204

New borrower assumes all obligations under Mortgage #1 and #2, as consolidated.

Amended and Restated Mortgage #3:

Mortgagor:	Trizec Realty, Inc.

Mortgagee:	Riverside Lending Company, LLC

Amount:	$106,250,000.00

Dated:	7/8/2004

Recorded:	3/22/2005

Recording ID:	CRFN 2005000165205

Amends and restates Mortgage #1 and #2, as consolidated.

Assignment of Mortgage #3a:

Assignor:	Riverside Lending Company, LLC

Assignee:	Lehman Brothers Holdings Inc.

Dated:	12/13/2004

Recorded:	4/26/2005

Recording ID:	CRFN 2005000241446

Assigns Mortgages #1 and #2, as consolidated.

Mortgage Consolidation and Modification Agreement #3b:

Mortgagor:	Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc.

Mortgagee:	110 William, LLC

Dated:	12/16/2004

Recorded:	4/26/2005

Recording ID:	CRFN 2005000241447

Modifies terms of Mortgage #1 and #2, as consolidated, now securing the sum of $106,250,000.00.

Assignment of Mortgage #3c:

2

Assignor:	Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc.

Assignee:	LaSalle Bank National Association, as Trustee for The Lehman Brothers Floating Rate Commercial Mortgage Trust 2005-LLFC4 Mortgage Pass-Through Certificates, Series 2005-LLFC4

Dated:	6/8/2007

Recorded:	6/28/2007

Recording ID:	CRFN 2007000335218
Assigns Mortgages #1 and #2, as consolidated.

Assignment of Mortgage #3d:

Assignor:	LaSalle Bank National Association, as Trustee for The Lehman Brothers Floating Rate Commercial Mortgage Trust 2005-LLFC4 Commercial Mortgage Pass-Through Certificates, Series 2005-LLFC4

Assignee:	Lehman Brothers Bank FSB

Dated:	6/8/2007

Recorded:	6/28/2007

Recording ID:	CRFN 2007000335220

Assigns Mortgages #1 and #2, as consolidated.

Mortgage #4:

Mortgagor:	110 William, LLC

Mortgagee:	Lehman Brothers Bank FSB

Amount:	$66,600,000.00

Dated:	6/8/2007

Recorded:	6/28/2007

Recording ID:	CRFN 2007000335222

Amends and Restates Mortgage #1 and #2, as consolidated.

Mortgage Consolidation and Modification Agreement #4a:

Mortgagor:	Lehman Brothers Bank FSB

Mortgagee:	110 William, LLC

Dated:	6/8/2007

Recorded:	6/28/2007

Recording ID:	CRFN 2007000335223

Consolidates Mortgages #1, #2 and #3 to form a single lien in the amount of $156,600,000.00.

Amended and Restated Mortgage #4b:

Mortgagor:	110 William, LLC

Mortgagee:	Lehman Brothers Bank FSB

Amount:	$156,600,000.00

Dated:	6/8/2007

Recorded:	6/28/2007

Recording ID:	CRFN 2007000335224
Amends and Restates Mortgages #1, #2 and #3, as consolidated.

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Assignment of Mortgage #4c:

Assignor:	Lehman Brothers Bank, FSB

Assignee:	LaSalle Bank National Association, in its capacity as Trustee for the Registered Holders of LB Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007-C3

Dated:	2/19/2008

Recorded:	3/18/2008

Recording ID:	CRFN 2008000110420

Assigns Mortgages #1, #2 and #3, as consolidated.

Assignment of Amended and Restated Mortgage, Assignment of Leases and Rents
and Security Agreement and other Loan Documents #4d:

Assignor:
Bank of America, N.A., a national banking association (successor by merger to LaSalle Bank National Association, a national banking association), as Trustee for the Registered Holders of LB Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007-C3

Assignee:
U.S. Bank National Association, a national banking association organized and 3 existing under the laws of the United States of America, not in its individual capacity but solely in its capacity as Trustee for the Registered Holders of LB Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates Series 2007-C3

Dated:	6/4/2012

Recorded:	6/25/2012

Recording ID:	CRFN 2012000249536

Assigns Mortgages #1, #2 and #3, as consolidated.

Assignment of Mortgage #4e:

Assignor:
U.S. Bank National Association, a national banking association organized and 3 existing under the laws of the United States of America, not in its individual capacity but solely in its capacity as Trustee for the Registered Holders of LB Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates Series 2007-C3

Assignee:	UBS Real Estate Securities Inc., a Delaware corporation

Dated:	6/11/2012

Recorded:	6/25/2012

Recording ID:	CRFN 2012000249537

Assigns Mortgages #1, #2 and #3, as consolidated.

Consolidated, Amended and Restated Mortgage and Security Agreement #4f:

Mortgagor:	110 William, LLC, a Delaware limited liability company

Mortgagee:	UBS Real Estate Securities Inc., a Delaware corporation

Amount:	$141,500,000.00

Dated:	6/11/2012

Recorded:	6/25/2012

Recording ID:	CRFN 2012000249538

Consolidates, amends and restates Mortgages #1, #2 and #3, as consolidated now securing the sum of $141,500,000.00.

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Assignment of Mortgage #4g:

Assignor:	UBS Real Estate Securities Inc., a Delaware corporation

Assignee:	U.S. Bank National Association, as Trustee for the Registered Holders of UBS-Barclays Commercial Mortgage Trust 2012-C2, Commercial Mortgage Pass-Through Certificates, Series 2012-C2

Dated:	7/17/2012

Recorded:	8/29/2012

Recording ID:	CRFN 2012000342467

Assigns Mortgages #1, #2 and #3, as consolidated.

#4h Loan Assumption and Substitution Agreement by and among 110 William, LLC, 110 William Property Investors III, LLC, Kent M. Swig, Longwing Incorporated, Savanna Real Estate Fund III, L.P. and U.S. Bank National Association, as Trustee for the Registered Holders of UBS-Barclays Commercial Mortgage Trust 2012-C2, Commercial Mortgage Pass-Through Certificates, Series 2012-C2 dated as of 5/2/2014 and recorded 5/7/2014 in CRFN 2014000155917. (Assumption in the amount of $141,500,000.00) New Borrower assumes all obligations under Mortgages #1, 2 & 3, as consolidated.

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